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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported) May 1, 2001
                                                           -----------


                               M&F BANCORP, INC.
                               -----------------
             (Exact name of registrant as specified in its charter)


                                 North Carolina
                                 --------------
                 (State or other jurisdiction of incorporation)


             0-27307                                   56-1980549
           ------------                            ------------------
           (Commission                               (IRS Employer
           File Number)                            Identification No.)


     2634 Chapel Hill Blvd., P.O. Box 1932, Durham, North Carolina    27702
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     (Address of principal executive offices)                      (Zip Code)


                                 (919) 683-1521
                                 --------------
              (Registrant's telephone number, including area code)
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ITEM 5.  OTHER EVENTS.

     On May 1, 2001, M&F Bancorp, Inc., the parent company of Mechanics and Farmers Bank, Durham, North Carolina, announced that Benjamin S. Ruffin had been elected as Chairman of the Board and Joseph M. Sansom as Vice Chairman. It was further announced Lee Johnson, Jr., would serve as President/Chief Executive Officer, effective May 1, 2001. Mr. Johnson, formerly served as President/Chief Operating Officer. M&F Bancorp, Inc.'s May 1 press releases, announcing these changes, are included as an exhibit to this filing.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          99  Press Release of M&F Bancorp, Inc., dated May 1, 2001



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      M&F BANCORP, INC.


Date:  May 7, 2001                    By: /s/ Lee Johnson, Jr.
                                          ---------------------------
                                          Lee Johnson, Jr., President